Share Repurchase Program	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Share Repurchase Program

8. SHARE REPURCHASE PROGRAM

In May 2021, the Company announced that its Board of Directors had approved a share repurchase program of up to US$150 million of the Company’s outstanding ADSs over the next 12 months. Under the terms of this program, the Company may repurchase its issued and outstanding ADSs in open-market transactions on the New York Stock Exchange. As of December 31, 2021, the Company has repurchased 1,903,205 ADSs (equivalent to 1,903,205 Class A ordinary shares) for approximately US$25,419,808 under this program.

The Company accounts for repurchased ordinary shares under the cost method and includes such treasury stock as a component of the shareholders’ equity.